Frequency Therapeutics Corporate Overview October 2020 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the treatment potential of FX-322, the Phase 2a clinical trial of FX-322 and the Phase 1b studies in age-related hearing loss and severe SNHL patients, design, pace and timing of enrollment for the Phase 1b studies in age-related hearing loss and severe SNHL, the timing and completeness of data from the Phase 2a clinical trial and Phase 1b studies in age-related hearing loss and severe SNHL, the therapeutic levels of FX-322 predicted in the exploratory Germany study, the results and implications of the Phase 1/2 durability of response data, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company’s on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. (“Astellas”), the sufficiency of the Company’s cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, the timing of the remyelination program, and the potential application of the PCA platform to other diseases. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Frequency Therapeutics (the “Company”) has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; the impact of the COVID-19 impact; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 12, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Pioneering a New Mode of Medicine Clinical-stage company that uses small molecules to activate progenitor cells within the body Lead program, FX-322, showed first evidence of a hearing signal in Phase 1/2 study; potential to treat tens of millions of patients Platform to reduce complexity of regenerative medicine and treat a broad range of degenerative diseases without changes to genome

Clinical Development Update: FX-322 STRATEGIC FOCUS on evaluating the broadest potential for FX-322 to treat the most common form of hearing loss MOMENTUM with planned Phase 2a day-90 results in late Q1 2021; End of study readout Q2 2021 EXPANSION with start of Phase 1b study in age-related hearing loss and planned study in severe hearing loss patients

“I can hear you… I just can’t understand you.” Focus on Intelligibility (Clarity of Sound): The Major Unmet Clinical Need The current standard of care does not address the underlying cause of hearing loss or its most important unmet need: an inability to understand speech.

Focus on the importance of Hearing Health: Impacts Brain Health “Hearing loss is the largest potentially modifiable risk factor for developing dementia” July, 2020 Increased Risks with Untreated Hearing Loss DEMENTIA 50% 41% DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study.

Hearing Aid Market Large market despite limited adoption and lack of disease modification. Focus on Substantial Market Opportunity with No Existing Medicines FREQ: Disease Modifying Therapy FX-322 has potential to be used with or without hearing aids across a broad range of patients. Retreatment over time likely for some patients. Rapid Market Adoption Illustration of potential uptake speed for a new procedure to address sensory impairment. 26MM Mild Hearing Loss Patients (US) 15MM Moderate-to-Severe Hearing Loss Patients (US) >60% Patients with Bilateral Hearing Loss (injection in both ears) $10B Hearing Aid Market US (Device + Associated revenue) 20% Market Penetration >4MM Hearing Aid Units Sold per year (replace every 5-8 year) Number of LASIK Surgeries (US) *Lasik typically is not reimbursed, uptick based on elective rather than prescribed procedure.

The Problem: Missing Sensory Hair Cells in the Cochlea Healthy Cochlea Inner Hair Cells (IHCs) Outer Hair Cells (OHCs) “Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” Journal of Neuroscience, July 2020 DOI: https://doi.org/10.1523/JNEUROSCI.0937-20.2020 Sensorineural Hearing Loss Copyright Frequency Therapeutics, Inc.

FX-322 Program: Developing a Therapeutic to Repair the Underlying Pathology Progenitors in place despite loss of hair cells FX-322 molecules aim to activate genetic pathways to regenerate missing hair cells Progenitor cell Sensory hair cell Damaged sensory hair cells

FX-322: Simple and Well-Established Delivery Middle ear Cochlea Inner ear Outer ear Ear drum Round window Needle Eustachian tube US Phase 1/2 Study FX-322-201 Standard intratympanic injection Analysis in partnership with Mass Eye and Ear Institute Temporal Bone Bank 2,000 Hz 16,000 Hz 14,000 Hz 12,000 Hz 8,000 Hz 6,000 Hz 250 Hz 20,000 Hz 1,000 Hz 10,000 Hz 3,000 Hz 4,000 Hz 500 Hz FX-322 concentrates in the highest frequency region, critical for sound clarity

Source: Monson et al (2014) The perceptual significance of high-frequency energy in the human voice. Frontiers in Psychology, 5, 587 20 16 12 8 4 Frequency (kHz) “Oh say can you see … by the dawn’s early light” Spectrogram of Sound High Frequencies are Critical for Intelligibility 0.5 1 1.5 2 2.5 3 Time (Secs)

Successful Phase 1/2 Study Completed Single Injection 15 drug, 8 placebo No Injection All 23 patients Study Overview Safety in patients with sensorineural hearing loss Stable patients Assessed hearing by word testing and pure tones Follow-up Visits Days 15, 30, 60, 90 Day 1 | Dose Screening NIHL/SSNHL Mild to Moderately Severe Placebo N = 8 FX-322 N = 15

Clinically Meaningful Improvement in Word Recognition Mild Hearing Loss 14 patients (5 placebo) Typically very high word recognition scores (45+ words) Ceiling effect: Limited room for improvement Moderate to Moderately Severe Hearing Loss 9 patients (3 placebo) All treated subjects showed increases in word recognition 4 of 6 showed statistically significant and clinically meaningful improvement No change in placebo No change in untreated ear

Baseline – Correct words out of 50 Day 90 – Correct words out of 50 Clinically Meaningful Improvements in Word Recognition Clarity of Sound Used word tests in a quiet background Absolute Word Recognition Scores *Statistically significant and clinically meaningful improvements in word recognition * * * * Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 words

First Drug Candidate to Show Improvements in Sound Clarity Day 15 Day 30 Day 60 Day 90 p=0.010 % Change from Baseline Improvement FX-322 Placebo US Phase 1/2 Study FX-322-201 Day 15 Day 30 Day 60 Day 90 p=0.211 Clear Improvement Trend in Words-in-Noise Statistically Significant Improvement in Sound Clarity (words in quiet)

FX-322 Patients Show Sustained Hearing Improvements 13 – 21 Months After Initial Dosing

FREQUENCY THERAPEUTICS



Absolute Word Recognition Scores
50
40
30
20
10
0
50W
14
50W
34
25W*
30
Month 16**
50W
7
50W
16
50W
12
Month 21**
50W
20
50W
39
50W
35
Month 19**
50W
26
50W
47
25W*
38
Month 13**
50W
29
50W
38
50W
22
Month 21**
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5

Three patients who had durable improvements in intelligibility also had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8 kHz)

Clarity of Sound

Used word tests in a **quiet** background

- Baseline – Correct words out of 50
- Day 90 – Correct words out of 50
- 1-2 years – Correct words out of 50

*25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words

50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing

**Since FX-322 dosing

Copyright Frequency Therapeutics, Inc.

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Phase 2a Study Objectives Clear improvements in key intelligibility measures such as word recognition and words in noise Evaluate potential impact on high frequency pure tones, tinnitus and quality of life measures Evaluate repeat dosing Clarify endpoints and patient population for registration Further establish hearing signal

FX-322 Study - Phase 2a Design, Multiple Doses Placebo 4X N = 24 Follow-up Visits Days 15, 30, 60, 90, 120, 150, 180, 210 Randomize 1:1:1:1 FX-322 4X N = 24 FX-322 2X N = 24 FX-322 1X N = 24 Double-blind, placebo-controlled, multi-center, adults ages 18-65 All subjects have meaningful word recognition deficits Efficacy and exploratory endpoints Word recognition Words-in-noise Pure tone audiometry (0.25-16kHz) Tinnitus questionnaire QoL questionnaires Screening NIHL/SSNHL Mild to Moderately Severe Study Enrollment Completed Sept. 2020 Weekly dosing

FX-322 Phase 2a – 202 Study Study of noise induced and sudden SNHL patients with mild to moderately severe acquired SNHL, ages 18 – 65 DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Remyelination in Multiple Sclerosis FX-322 Phase 1b – 112 Study Study of mild to moderately severe age-related hearing loss patients, ages 66 - 85 FX-322 Phase 1b – 113 Study Study of patients with severe SNHL, ages 18 – 65 Sensorineural Hearing Loss (SNHL) Study anticipated to commence in Q4 2020, read out planned for Q3 2021 First patient dosed October 2020, read out planned for Q2 2021 DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Regulatory submission planned for H2 2021 Fully enrolled; Day-90 data analysis planned for late Q1 2021 with end of study read out in late Q2 2021 Frequency’s Pipeline

Regenerative Approach with Broad Potential Potential to address a range of degenerative diseases Brain Ear Lung Intestine Cartilage Skin Bone Muscle Eye Progenitor cells are stem cells that are pre-programmed to perform a specific activity

Remyelination is the major unmet need in MS Little room to improve current immunomodulators Patients still decline due to lack of myelination Target population for remyelination represents 50% of MS patients Target Regulatory submission - 2H21 Single agents have demonstrated signal in early Phase 2 MS studies Frequency has secured rights across multiple key classes of molecules Building on Frequency expertise in synergistic combinations of small molecules Remyelination Program for Multiple Sclerosis

Summary + FX-322 Program Expansion and Near-Term Catalysts Continued clinical validation and development progress + Focus: Large Market Addressable market of >40 million people in the U.S. + Ex-US Partnership Global development and commercial partner; substantial royalties and milestones, U.S. rights retained + Platform Potential PCA platform with potential to treat patients with numerous degenerative diseases

Frequency Therapeutics Corporate Overview October 2020

Appendix

Broad Potential of Progenitor Cell Activation Approach

Langer and Karp publish small molecules activate intestinal progenitors Decoding Intestinal Regeneration Same cues reactivate normally inactive progenitors in the cochlea Enabling Cochlear Regeneration Frequency Therapeutics Small molecule therapeutics show clinical proof of concept Niche-independent high-purity cultures of Lgr5+ intestinal stem cells and their progeny Clonal Expansion of Lgr5-Positive Cells from Mammalian Cochlea and High-Purity Generation of Sensory Hair Cells Tissue-Specific, Pre-programmed Stem Cells Origins of Frequency Therapeutics

Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor ACTIVATED Progenitor Asymmetric division using native programs Combinations of small molecules designed to activate progenitor cells Inactive Progenitor Cell Functional Target Cell

Uniqueness of Our PCA Approach

FREQUENCY THERAPEUTICS

Previous approaches


Stem cell
Pluripotent
Multipotent
Yamanaka 4 factors
Bipotent
Transdifferentiation
Fully differentiated
Hair cell
Progenitor cell

Frequency's PCA approach


Partial reprogramming
Hair cell
Progenitor cell

Copyright Frequency Therapeutics, Inc.

Based on Conrad Waddington's Epigenetic Landscape

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Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine Harnessing Innate Biology Progenitors already located within target tissue No Change To Genome Activating native programs, reducing safety concerns Ease of Manufacturing Use of small molecules: no need to remove or grow cells ex vivo

Progenitors in Place to Replace Hair Cell Loss Hearing loss correlates with hair cell loss Normal Ion Transport Normal Nerve Function Despite Hair Cell Loss, Progenitor Cells Remain 47 Year Old Male with Occupational Noise Deafness Analysis in Partnership with Mass Eye and Ear Institute Temporal Bone Bank Human Cochlear Cross-section Audiogram

Cochlear Progenitor Proliferation (Lgr5-GFP) Cell Rep. 2017 Feb 21;18(8):1917-1929. doi: 10.1016/j.celrep.2017.01.066 HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing Profound Synergy Between Pathways to Regenerate Cells Culture Media Wnt Activation (glycogen synthase kinase-3 (GSK3) Inhibitor; NCE) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition PROFOUND SYNERGY

Strong FX-322 Pre-Clinical Validation Test Outcome In vitro Adult human inner ear tissue Created new hair cells In vivo Adult deafened mice Restored hair cells and hearing across all frequencies Therapeutic drug levels Achieved active levels in the cochlea in multiple species

FX-322 Program Advances and Global Opportunity

Expanded FX-322 Clinical Program to Evaluate Broadest Potential SNHL Patient Population Study Population Status & Anticipated Data Phase 2a Mild to moderately severe acquired SNHL Ages 18-65 n=95 Fully enrolled: Sept. 2020 Day-90 data release: Late Q1 2021 End of study month-7 data: Late Q2 2021 Phase 1b Mild to moderate age-related hearing loss SNHL Ages 66-85 n= ~30 First patient dosed: Oct. 2020 Data anticipated: Q2 2021 Phase 1b Severe SNHL Ages 18-65 n= ~30 Anticipated study start: Q4 2020 Data anticipated: Q3 2021

Pure Tone (Measures of Loudness) Improvements Also Shown at Highest Tested Frequency in Phase 1/2 Study

FREQUENCY THERAPEUTICS



Percent of Patients with 10dB Improvement at 8000 Hz
35%
30%
25%
20%
15%
10%
5%
0%
0/7 subjects
4/13 subjects
Placebo
FX-322

Loudness of Sound

measured pure tones

- Standard frequency range was measured (500 – 8000 Hz)
- Consistent pure tone improvements observed at 8000 Hz in only FX-322 subjects

Analysis includeds subjects with a measurable baseline hearing deficit at 8000 Hz

Copyright Frequency Therapeutics, Inc.

US Phase 1/2 Study FX-322-201 35

Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to see if cochlear drug levels can be directly measured in patients undergoing cochlear implant surgery following FX-322 injection Key findings: Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed Drug levels predicted to result in therapeutic activity Taken together with Phase 1/2 study, this is the first clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic

Effective delivery to the target tissue Favorable safety profile Clinically meaningful improvements in hearing function Preliminary evidence of longer-term durability Leadership In Hearing Drug Development

Astellas Collaboration: Ex-US Development and Commercialization of FX-322 Development and commercialization collaboration for FX-322, including lifecycle improvements Astellas has ex-US rights; Frequency retains US rights to FX-322 Payments of up to $625mm which included $80mm upfront Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe and Asia, respectively $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe and Asia, respectively Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization Strategic commitment to invest in ENT as a therapeutic area Research focus in regenerative medicine Global footprint in major markets and distributorship model in Africa/ME and LATAM

Leadership

Proven Leadership Team

FREQUENCY THERAPEUTICS

David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.

Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.

Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.

Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.

William Chin, M.D.
EVP, Clinical & Translational Science

SVP, Discovery Research and Clinical Investigation at Eli Lilly, EVP at PhRMA, Executive Dean for Research at Harvard Medical School.

Will McLean, Ph.D.
VP, Biology & Regen. Med, Co-Founder

15 years experience in inner ear biology. Discovered specific stem cells that make hair cells and neurons. Harvard-MIT Health Sciences and Technology Program.

Copyright Frequency Therapeutics, Inc.

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Hearing Clinical Advisory Board Dan Lee, M.D. Director, Pediatric Otology and Neurotology, Mass Eye and Ear David Friedland, M.D., Ph.D. Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin Rene Gifford, Ph.D. Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University Steve Rauch, M.D. Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center Chris Runge, Ph.D. Chief of the Division of Communication Sciences, Medical College of Wisconsin Joni Doherty, MD, Ph.D. Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC. Ruth Litovsky, Ph.D. Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin Julie Arenberg, MS, Ph.D. Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear

Regenerative Medicine Advisory Board Sheng Ding, Ph.D. Senior Investigator, Gladstone Institute of Cardiovascular Disease Robin Franklin, Ph.D. Professor of Stem Cell Medicine, Wellcome Trust-MRC Cambridge Stem Cell Institute Robert Langer, SC.D. David H. Koch Institute Professor at the Massachusetts Institute of Technology Amy Wagers, Ph.D. Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University Siddhartha Mukherjee, M.D., D.Phil. Assistant Professor of Medicine, Columbia University Medical Center Sean J. Morrison, Ph.D. Director of the Children's Medical Center Research Institute, UT Southwestern Jeff Karp, Ph.D. Associate Professor at Brigham and Women’s Hospital, Harvard Medical School

Frequency Therapeutics Corporate Overview October 2020